Exhibit  99.2





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Ralcorp Holdings, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
G. Granneman, Controller and Chief Accounting Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ Thomas G. Granneman
                                --------------------------
                                Thomas G. Granneman
                                Controller and Chief Accounting Officer
                                Ralcorp Holdings, Inc.
                                May 14, 2003


A signed original of this written statement required by Section 906 has been provided to Ralcorp Holdings, Inc. and will be retained by Ralcorp and furnished to the Securities and Exchange Commission or its staff upon request.